EXHIBIT 24

                               POWER OF ATTORNEY

       The undersigned, George R. Kempton, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;


                          -124-
   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co. 401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 28, 1995

                                         /s/ George R. Kempton
                                         George R. Kempton
                                         Director

































                          -125-
                               POWER OF ATTORNEY

       The undersigned, John Russell Fowler, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding

                          -126-
       the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co.
       401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 23, 1995

                                         /s/ John Russell Fowler
                                         John Russell Fowler
                                         Director



































                          -127-
                               POWER OF ATTORNEY

       The undersigned, K. Kevin Hepp, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding

                          -128-
       the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co.
       401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 23, 1995

                                         /s/ K. Kevin Hepp
                                         K. Kevin Hepp
                                         Director



































                          -129-
                               POWER OF ATTORNEY

       The undersigned, Winthrop C. Neilson, III, does hereby appoint Paul
K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;




                          -130-
   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co. 401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 23, 1995

                                         /s/ Winthrop C. Neilson, III
                                         Winthrop C. Neilson, III
                                         Director

































                          -131-
                               POWER OF ATTORNEY

       The undersigned, Robert D. Tuttle, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding

                          -132-
       the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co.
       401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 24, 1995

                                         /s/ Robert D. Tuttle
                                         Robert D. Tuttle
                                         Director



































                          -133-
                               POWER OF ATTORNEY

       The undersigned, James L. Sadler, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding

                          -134-
       the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co.
       401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 23, 1995

                                         /s/ James L. Sadler
                                         James L. Sadler
                                         Director



































                          -135-
                               POWER OF ATTORNEY

       The undersigned, Robert W. Schult, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding

                          -136-
       the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co.
       401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.


Dated:  February 24, 1995

                                         /s/ Robert W. Schult
                                         Robert W. Schult
                                         Director



































                          -137-
                               POWER OF ATTORNEY

       Each of the undersigned, does hereby appoint Paul K. Gaston, Charles E. Bennett, and Henry H. Graham, Jr., and any one of them severally, his true and lawful attorney or attorneys to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of Guardsman Products, Inc. (the "Company"), the following:

   -   The Annual Report on Form 10-K for the year ended December
       31, 1994, and any and all amendments to said report on Form
       10-K;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Performance Award Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1992 Employee Stock Purchase Plan;

   - A post-effective amendment to the Form S-3 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Dividend Reinvestment and Stock Purchase Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1988 Stock Option Plan;

   - A post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's Common Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. Security Builder Plan or Section 401(k) Plan, and interests in the Plan;

   -   A post-effective amendment to the Form S-8 Registration
       Statement regarding the shares of the Company's Common
       Stock, $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1991 Stock Option Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding the shares of the Company's common stock $1 par value, to be issued pursuant to the Guardsman Products, Inc. 1995 Long-Term Incentive Plan;

   - A Form S-8 Registration Statement and/or a post-effective amendment to the Form S-8 Registration Statement regarding

                          -138-
       the shares of the Company's common stock $1 par value, to be issued pursuant to the Moline Paint Manufacturing Co.
       401(k) Profit Sharing Plan, and interests in the Plan.


and to file the same with the Securities and Exchange Commission and with the New York Stock Exchange. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done as fully and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.

Dated:  March 6, 1995


/s/ Paul K. Gaston                        /s/ Charles E. Bennett
Paul K. Gaston                            Charles E. Bennett
Chairman and Director                     President, Chief Executive Officer
                                          and Director

/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Vice President of Finance, Chief Financial Officer
and Treasurer





























                          -139-